William Blair Growth Stock Conference David Nelms Chairman & Chief Executive Officer June 10, 2015 1 Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
Throughout these materials, we refer to direct-to-consumer deposits, or DTC deposits.  DTC deposits include deposit products that we offer to customers through direct marketing, internet origination and affinity relationships.  DTC deposits include certificates of deposits, money market accounts, online savings and checking accounts, and IRA certificates of deposit.
The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures
are
included
at
the
end
of
this
presentation,
which
is
available
on
the
Company’s
website
at
www.discover.com
and
the
SEC’s
website.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business
–
Competition," "Business –
Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of
Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and "Management’s Discussion and Analysis
of Financial Condition and Results of Operations" in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 which is filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including,
but
not
limited
to:
Discover®,
PULSE®,
Cashback
Bonus®,
Discover
Cashback
Checking®,
Discover
it®,
Freeze
It
SM
,
Discover®
Network
and
Diners
Club
International®.
All
other
trademarks,
trade
names
and
service
marks
included
in
this
presentation
are
the
property
of
their respective owners.

DISCOVER

DISCOVER

pulse

Diners Club
INTERNATIONAL

DISCOVER

DISCOVER

Positioned as the leading direct bank & payments partner
Note(s)
Balances as of March 31, 2015; pre-tax profit and volume based on the trailing four quarters ending 1Q15; direct-to-consumer deposits includes affinity deposits
Direct Banking
(98% of DFS Pre-Tax Profit)
Payment Services
(2% of DFS Pre-Tax Profit)
Card Issuing
•
$53Bn in card receivables
•
$116Bn card sales volume
•
Leading cash rewards
program
•
1 in 4 U.S. households
Lending and Deposits
•
$14Bn personal loans and
private student loans
•
$29Bn direct-to-consumer
deposits
•
Cashback checking
•
Home loan originations
•
Home equity installment
loans
•
$10Bn volume
•
10+ network alliances
•
$165Bn volume
•
3,700+ issuers
•
$27Bn volume
•
80+ licensees
•
185+ countries / territories
Network Partners

Executive Summary
Attractive business model with a solid record of success
•
Delivering strong card growth
Driven by more new accounts, wallet share gain, industry low attrition rate and great credit results
(1)
Aided by proprietary network impact on brand, acceptance and rewards
•
Utilizing consumer unsecured lending and marketing capabilities to grow non-card assets
•
Leveraging a payments partnership strategy to position the business for growth
•
Creating shareholder value through effective capital management
Note(s)
1.
Argus Information and Advisory Services, LLC used for attrition rate data

–
–

6%
3%
Discover
Large Banks
37%
63%
Discover
Large Banks
19%
6%
Discover
Large Banks

DISCOVER

Direct Banking –
Faster loan growth, better efficiencies and higher returns
2009-2014 Average
Efficiency Ratio
(1)
2009-2014 Average
Return on Equity
2009-2014 CAGR
Total Loan Growth (%)
(2)
Note(s)
1.
Non-interest expense divided by total revenue (net interest income and noninterest income)
2.
Bank holding companies participating in the 2015 Comprehensive Capital Analysis and Review (CCAR); excludes Synchrony Financial, Santander Holdings USA, Goldman
Sachs, BMO Financial, HSBC USA and Deutsche Bank from some metrics due to limited information; excludes Discover
3.
2009 adjusted to exclude $1.4 billion ($0.9 billion after taxes) Visa and MasterCard settlement
(3)
(2)
Source
SNL, regulatory reports; Discover
(2)
(3)

10%
5%
0%
-5%
-10%
-15%
1Q09
1Q11
1Q13
1Q15
Discover
Peer Group

12%
10%
8%
6%
4%
2%
0%
1Q09
1Q11
1Q13
1Q15
Discover
Peer Group

Card -
Outperforming peers in loan growth and credit performance
Card Loan Growth (%YOY)
Note(s)
1.
Includes weighted average card loan growth for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card adjusted for portfolio acquisitions and divestitures and excludes installment loans), Citi (Citi-branded Cards N.A.), JPMorgan Chase (Card Services) and Wells Fargo (Consumer Credit Card 1Q12-1Q15)
2.
Weighted
average
rate;
includes
U.S.
card
net
charge-off
rates
for
American
Express
(U.S.
Card),
Bank
of
America
(U.S.
Card),
Capital
One
(U.S.
Card),
Citi
(Citi-branded
Cards
N.A.),
JPMorgan
Chase
(Card
Services)
and
Wells
Fargo
(1Q11-1Q15)
(1)
Card Net Charge-off Rate (%)
(2)
Source
Public company data

59
56
28
28
18
13
DFS
AXP
COF
JPM
C
BAC
9.3
4.4
6.9
3.7
9.5
5.7

Proprietary network drives brand recognition and increasing
acceptance
Domestic Acceptance
2014 Average Unaided
Card Brand Awareness
Source
2014 Millward Brown Brand Tracking Study
Source
The Nilson Report, February 2005 and February 2015 issues
2004  2014
2004  2014
2004  2014
+111%
+86%
+67%
Discover
American
Express
Visa /
MasterCard

$16
$14
$12
$10
$8
$6
$4
$2
$0
2007
2008
2009
2010
2011
2012
2013
2014

$35
$30
$25
$20
$15
$10
$5
$0
2007
2008
2009
2010
2011
2012
2013
2014
CDs
Indeterminates

Growing non-card loan balances and funding channels
Non-Card
Loans ($Bn)
(1)
Direct-to-Consumer
Deposits ($Bn)
(2)
Note(s)
1.
Excludes federal student loans, majority of which were sold in 2010 with a subsequent sale of the remaining portfolio in 2012
2.
Includes affinity deposits
3.
Indeterminates
include savings, money market and checking balances
42% of funding at
12/31/14
20% of total loans at
12/31/14

(3)
Personal Loans
Private Student Loans

Strong capital level allows for significant capital returns
Note(s)
1.
Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure.  The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions.  For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules, see appendix
2.
CCAR
announced
capital
actions
(buybacks
and
dividends)
pro-rated
for
four
quarters
ending
1Q16
divided
by
market
capitalization
as
of
5/29/15
DFS Common Equity
Tier 1 Ratio
(1)
Estimated Dividend and
Buyback Yield
(2)
11%
Target
$2.5Bn+/-
14.7%

Source
Public Company Disclosures

Appendix

Reconciliation of GAAP to non-GAAP data

Note(s)
1.
Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion
2.
Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments
3.
As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions.  We reported under Basel I at December 31,
2014, September 30, 2014, June 30, 2014 and March 31, 2014
4.
Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)
Quarter Ended
(unaudited, $ in millions)
3/31/15
Common equity Tier 1 capital (Basel III transition)
$10,497
Adjustments related to capital componentes during transition
(1)
(87)
Common equity Tier 1 capital (Basel III fully phased-in)
$10,410
Risk weighted assets (Basel III transition)
$70,864
Risk weighted assets (Basel III fully phased-in)
(2)
$70,757
Common equity Tier 1 capital (Basel III transition)
(3)
14.8%
Common equity Tier 1 capital (Basel III fully phased-in)
(3,4)
14.7%